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                                 AMENDMENT NO. 1
                                       TO
                                RIGHTS AGREEMENT

     AMENDMENT NO. 1, dated as of May 13, 2004 (this "Amendment"), to the Rights Agreement, dated as of December 13, 1995 (the "Rights Agreement"), between BHA Group Holdings, Inc., a Delaware corporation (fka BHA Group, Inc.) (the "Company"), and UMB Bank, N.A. (the "UMB").

                                R E C I T A L S:
                                - - - - - - - -

     A. Except as otherwise provided herein, capitalized terms used in this Amendment have the meanings assigned to them in the Rights Agreement.

     B. In accordance with Section 21 of the Rights Agreement, on May 10, 2004, Bank of America, N.A. resigned as the Rights Agent under the Rights Agreement.

     C. In accordance with Section 21 of the Rights Agreement, the Company may appoint a successor Rights Agent.

     D. The Company desires to appoint UMB to act as agent for the Company in accordance with the terms and conditions of the Rights Agreement as amended, and UMB desires to accept such appointment.

     E. Pursuant to Section 26 of the Rights Agreement, the Company and UMB desire to amend the definition of "Beneficial Owner" in the Rights Agreement.

     NOW, THEREFORE, in consideration of the herein premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Successor Rights Agent. The Company hereby appoints UMB to act as Rights Agent for the Company in accordance with the terms and conditions of the Rights Agreement, as amended, and UMB hereby accepts such appointment. All references in the Rights Agreement to Boatmen's Trust Company shall be deemed to refer to UMB and any of its successors.

     2. Amendment to Rights Agreement.

     (a) Section 1(d) of the Rights Agreement is hereby amended to read in its entirety as follows:

     "1(d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

          (i) of which such Person or any of such Person's Affiliates or Associates is considered to be a "beneficial owner" under Rule 13d-3 of the General Rules and Regulations under the Exchange Act (the "Exchange Act



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     Regulations") as in effect on the date hereof; provided, however, that a
     Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any securities under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such securities if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

          (ii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (i) of this paragraph (d)) or disposing of such securities; or

          (iii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise;

          provided, however, that under this paragraph (d) a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made in accordance with Exchange Act Regulations by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities that may be issued upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities that may be issued upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(c) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights or (D) securities that were acquired in a transaction that was approved by the Board of Directors of the Company prior to the consummation of such transaction, unless thereafter the Person holding such securities acquires additional securities in a subsequent transaction that was not approved by the Board of Directors of the Company prior to the consummation of such subsequent transaction, whereupon such Person shall be deemed, as of the date of the consummation of the subsequent transaction, to be the "Beneficial Owner" of all securities held by such Person."



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     (b) Section 1(e) of the Rights Agreement is hereby amended by inserting the words "or Kansas City, Missouri" after the words "New York City."

     (c) Section 18(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

     "(a) the Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses, including reasonable fees and disbursements of its counsel, incurred in connection with the execution and administration of this Agreement and the exercise and performance of its duties hereunder. The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability hereunder."

     (d) Section 20(b) of the Rights Agreement is hereby amended to read in its entirety as follows:

     "(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market price" or any dates or events defined in this Agreement) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by any executive officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate."

     (e) Section 20(c) of the Rights Agreement is hereby amended to read in its entirety as follows:

     "(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct."

     (f) Section 21 of the Rights Agreement is hereby amended to delete the requirement that the any successor Rights Agent, including the Rights Agent, "shall be authorized to do business as a banking institution in the State of New York" and forthwith there shall be no such requirement.

     (g) Section 25 of the Rights Agreement is hereby amended to delete Boatmen's Trust Company as the notice addressee for the Rights Agent, and replace it with the following address:

     "UMB Bank, N.A.


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     2401 Grand Blvd.
     Kansas City, Missouri, 64108
     Attn: Corporate Trust Department"

     3. Governing Law. This Amendment shall be construed according to, and the rights and liabilities of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

     4. Entire Agreement and Amendment. This Amendment, together with the Rights Agreement, represents the entire agreement between the parties with respect to the subject matter of this Amendment and the Rights Agreement, and may not be changed, modified or terminated except by an instrument in writing signed by the Company and the Rights Agent. Except as specifically set forth in this Amendment, the Rights Agreement shall remain unmodified and in full force and effect.

     5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

     6. Counterparts. This Amendment may be delivered by facsimile and executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                                 BHA GROUP HOLDINGS, INC.


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                 UMB BANK, N.A.


                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:


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